UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

142 West 57th Street
New York, New York		10019-3300
(Address of principal executive offices)		(Zip Code)

(212) 887-1300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      On May 11, 2005, the attached presentation was given at the Baird Growth Stock Conference. A copy of the presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

      The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.
Date: May 11, 2005	By:	/s/ Dolores L. Cody
Dolores L. Cody
Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Arbitron Inc.

4